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                                                                  EXHIBIT 32.1

                       CERTIFICATION BY KEVIN J. MCNAMARA
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President and Chief Executive Officer of Roto-Rooter, Inc. ("Company"), does hereby certify that:

         1) the Company's Quarterly Report on Form 10-Q/A for the quarter ending June 30, 2003 ("Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   December 17, 2003                  /s/ Kevin J. McNamara
         -----------------                  -----------------------
                                            Kevin J. McNamara
                                            (President and Chief
                                            Executive Officer)



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